UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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☐	Soliciting Material Pursuant to §240.14a-12

NGP CAPITAL RESOURCES COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NGP CAPITAL RESOURCES COMPANY
1221 McKinney Street, Suite 2975
Houston, Texas 77010
(713) 752-0062

April 8, 2009

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of NGP Capital Resources Company to be held on Wednesday, May 13, 2009, at 10:30 a.m., local time, at The Downtown Club, 1100 Caroline Street, Houston, Texas 77002.

The notice of annual meeting and proxy statement accompanying this letter provides an outline of the business to be conducted at the meeting. At the meeting, you will be asked to (i) elect two Class II directors to the Board of Directors; (ii) approve a proposal to authorize the Company to offer and issue warrants exercisable for, rights to subscribe for, and preferred stock and debt convertible into, shares of our common stock subject to certain limitations set forth in the proxy statement accompanying this letter; and (iii) consider such other business as may properly come before the annual meeting. I will also report on our progress during the past year and respond to stockholders’ questions.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card or voting instruction card and promptly return it in the enclosed pre-paid envelope. Even if you plan to attend the annual meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the annual meeting. Your vote and participation in our governance are very important to us.

Sincerely Yours,
John H. Homier Chief Executive Officer

NGP CAPITAL RESOURCES COMPANY
1221 McKinney Street, Suite 2975
Houston, Texas 77010
(713) 752-0062

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Wednesday, May 13, 2009

TIME	10:30 a.m., local time on Wednesday, May 13, 2009
PLACE	The Downtown Club, 1100 Caroline Street, Houston, Texas 77002
ITEMS OF BUSINESS	(1) To elect two Class II directors to hold office until the 2012 annual meeting of stockholders;

(2)

To consider and vote upon a proposal to authorize the Company to offer and issue warrants exercisable for, rights to subscribe for, and preferred stock and debt convertible into, shares of our common stock subject to certain limitations set forth in the proxy statement for the 2009 annual meeting of stockholders; and

(3) To transact such other business as may properly come before the annual meeting.
RECORD DATE	The Board of Directors has fixed the close of business on March 16, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at this annual meeting and any postponements or adjournments of the meeting.
VOTING BY PROXY	Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy by mail. For specific instructions, please refer to the Proxy Statement on page 1 and the instructions on the proxy card.

By Order of the Board of Directors,
Stephen K. Gardner Corporate Secretary

April 8, 2009
Houston, Texas

This proxy statement and accompanying proxy card are being distributed on or about April 8, 2009.

NGP CAPITAL RESOURCES COMPANY
1221 McKinney Street, Suite 2975
Houston, Texas 77010

PROXY STATEMENT

This proxy statement contains information relating to the annual meeting of NGP Capital Resources Company (the “Company,” “we,” “us” or “our”) to be held on Wednesday, May 13, 2009 beginning at 10:30 a.m., local time, at The Downtown Club, 1100 Caroline Street, Houston, Texas 77002, and at any postponements or adjournments thereof, and is furnished in connection with the solicitation of proxies by our Board of Directors to be voted at the annual meeting. This proxy statement and accompanying proxy card are first being mailed to stockholders on or about April 8, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 13, 2009. The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are available at www.vfnotice.com/ngpcapital. On this site, you will be able to access our 2009 proxy statement, our annual report on Form 10-K for the fiscal year ended December 31, 2008 and any amendments or supplements to the foregoing materials that are required to be furnished to stockholders.

We encourage you to vote your shares, either by voting in person at the meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, and we receive it in time for voting at the meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of all nominees as directors and FOR the proposal to authorize the Company to offer and issue warrants exercisable for, rights to subscribe for, and preferred stock and debt convertible into, shares of our common stock (“Approved Securities”) subject to certain limitations set forth in this proxy statement.

The Board of Directors is not aware of any matter to be presented for action at the annual meeting of the Company other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters. The stockholders of the Company have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

You may change your proxy instructions at any time prior to the vote at the annual meeting. You may accomplish this by submitting a properly executed, later-dated proxy, (which automatically revokes the earlier proxy instructions) or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification. Shares held beneficially in street name (that is, through a broker, bank, or other nominee) may be voted in person by you only if, with respect to those shares, you obtain a signed proxy from the record holder (your broker, bank or other nominee is considered the stockholder of record) giving you the right to vote the shares. In addition, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

If you receive more than one proxy or voting instruction card, it means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive. We will announce preliminary voting results at the annual meeting and publish the final results in our quarterly report on Form 10-Q for the quarter ended June 30, 2009.

Cameras, recording devices and other electronic devices will not be permitted at the meeting. Each stockholder may be asked to present valid identification.

Purpose of Meeting

At our annual meeting, stockholders will be asked to vote upon the election of two Class II directors to serve until the 2012 annual meeting of stockholders, to consider and vote upon a proposal to authorize the Company to offer and issue Approved Securities subject to certain limitations set forth in this proxy statement and to consider such other business which may properly come before the meeting or any postponement or adjournment thereof. In addition, our management will report on our performance during 2008 and respond to questions from stockholders.

Voting Securities

Only stockholders of record at the close of business on March 16, 2009, the record date for the meeting (the “Record Date”), are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting or any postponements or adjournments thereof. There were 21,628,202 shares of our common stock outstanding on the Record Date. Each share of the common stock is entitled to one vote.

Quorum Required

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of stock outstanding on the Record Date will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

Vote Required

Election of Directors.  The election of a director requires the vote of a majority of the shares of stock outstanding. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by the vote of a majority of the shares of common stock outstanding, votes to withhold authority and broker non-votes will have the effect of a vote against a nominee.

Proposal to Offer and Issue Approved Securities and Other Items.  The authorization for the Company to offer and issue Approved Securities subject to certain limitations set forth in this proxy statement, and all other items that may properly come before the annual meeting, require the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Abstentions and broker non-votes will not be counted as votes and will have no effect on the result of the vote, although they will be counted for purposes of determining whether there is a quorum.

Additional Solicitation.  If there are not enough votes to approve the proposal at the meeting, the stockholders who are represented in person or by proxy may adjourn the meeting to permit the further solicitation of proxies. The persons named as proxies will vote proxies held by them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. Abstentions and broker non-votes will not be counted as votes and will have no effect on the results of any vote for adjournment.

A stockholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Information Regarding this Solicitation

The proxies being solicited hereby are being solicited by our Board of Directors. The cost of soliciting proxies in the enclosed form will be paid by us. Our officers and regular employees and NGP Investment Advisor, LP, our manager (“NGPIA”), and NGP Administration, LLC, our administrator (“NGPA”), may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile, or electronic means. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the name of such nominees. We will, upon request, reimburse brokerage firms and others for their responsible expenses in forwarding solicitation material to the beneficial owners of stock.

The Company has engaged the services of Georgeson Inc. (“Georgeson”) for the purpose of assisting in the solicitation of proxies (including broker search and delivery services) at a cost of approximately $10,000 plus reimbursement of certain expenses and fees for additional services requested. Please note that Georgeson may solicit stockholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to vote over the phone and have your vote transmitted to our proxy tabulation firm.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, there were no persons that owned 25% or more of the outstanding voting securities, and no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940 (the “1940 Act”).

Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of us, as defined in the 1940 Act.

Based on a review of filings with the Securities and Exchange Commission (“SEC”), we are not aware of any owner of more than 5% of the outstanding shares of our common stock.

The following table shows the amount of our common stock beneficially owned (unless otherwise indicated) as of April 6, 2009, by (1) any person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) each of our directors and nominees for director, (3) our chief executive officer and certain other executive officers, and (4) all directors and executive officers as a group. The number of shares beneficially owned by each entity, person, director, or executive officer is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of April 6, 2009, through the exercise of any stock option or other right. Unless otherwise indicated, each person has the sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table.

Unless otherwise noted below, the address of each person listed in the table below is 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class(2)	Dollar Range of Equity Securities Beneficially Owned by Directors(3)(4)(5)(6)
Beneficial owners of more than 5%
None	N/A		N/A
Independent Directors
Lon C. Kile	11,299	*	$50,001 – $100,000
Edward W. Blessing	8,200	*	$10,001 – $50,000
James R. Latimer, III(7)	6,000	*	$10,001 – $50,000
Interested Directors
Kenneth A. Hersh	482,838	2.23%	Over $100,000
David R. Albin	151,563	*	Over $100,000
Executive Officers
Stephen K. Gardner	36,621	*	N/A
John H. Homier	22,360	*	N/A
R. Kelly Plato	20,186	*	N/A
Directors and Executive Officers as a group (8 persons)	739,067	3.42%	N/A

*	Indicates less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

(2)	Based on a total of 21,628,202 shares of our common stock issued and outstanding on April 6, 2009.
(3)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.
(4)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or Over $100,000.
(5)	The dollar range of the equity securities beneficially owned is calculated by multiplying $5.92, the closing price of the common stock as of April 6, 2009 as reported on the Nasdaq Global Select Market, by the number of shares.
(6)	Includes only shares of NGP Capital Resources Company. There are no other funds in the family of investment companies.
(7)	2,000 shares are held by the Latimer Companies Trust, the holdings of which Mr. Latimer is deemed to beneficially own.

For the period ended December 31, 2008, none of the Independent Directors or their immediate family members owned any shares of NGPIA or in any person directly or indirectly controlling, controlled by, or under common control with NGPIA.

PROPOSAL I — ELECTION OF DIRECTORS

Our restated articles of incorporation provide that we will have five directors, which number may be increased or decreased by the Board pursuant to our bylaws. There are currently five directors, including three independent directors.

The Board is divided into three classes, which we refer to as Class I, Class II and Class III directors. The terms of our Class II directors, Mr. David R. Albin and Mr. Lon C. Kile, expire at the 2009 annual meeting of our stockholders, the terms of our Class III directors, Mr. Kenneth A. Hersh and Mr. James R. Latimer, IIII, expire at the 2010 annual meeting of our stockholders, and term of our Class I director, Edward W. Blessing, expires at the 2011 annual meeting of our stockholders. At each annual meeting of stockholders, a class of directors is elected for a term expiring at the annual meeting in the third year following the year of election. Each director holds office until his successor is elected and qualified.

Mr. David R. Albin and Mr. Lon C. Kile have been nominated by the Board to stand for reelection at the meeting to hold office until the 2012 annual meeting of our stockholders. In the election of the director, you may vote “For” each of the nominees or both of the nominees or your vote may be “Withheld” with respect to either nominee or both nominees. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. The nominees have consented to serve if elected. As of the mailing of these proxy materials, the Board knows of no reason why the nominees would be unable to serve as directors. If, at the time of the annual meeting, either nominee or both nominees are unable or unwilling to serve as directors, it is intended that the persons named as proxies will vote to elect a substitute nominee or nominees designated by the Board.

The Board unanimously recommends that each stockholder vote “FOR” the election of Mr. David R. Albin as a Class II director and “FOR” the election of Mr. Lon C. Kile as a Class II director.

Information About the Nominees and Directors

Certain information with respect to the Class II nominees for election at the meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director. The nominees for Class II directors currently serve as directors.

Current Board of Directors

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(1)
Independent Directors
Edward W. Blessing 8235 Douglas Ave., Suite 1325 Dallas, Texas 75225 Age 72	Director	Term expires 2011; director since 2004	Managing director and founder of Blessing Petroleum Group, LLC, a holding company that develops and finances domestic and international petroleum exploration and development prospects, which he founded in 1989.	None
Lon C. Kile 808 Huntington Court Southlake, Texas 76092 Age 53	Director	Term expires 2009; director since 2008	Mr. Kile retired as the Chief Financial Officer of Energy Transfer Company (now Energy Transfer Partners, L.P.) in 2004. Prior to Energy Transfer, he served as Director, President and Chief Operating Officer of Prize Energy Corp. from 1999 – 2002.	None
James R. Latimer, III 2602 McKinney, Suite 400 Dallas, Texas 75204 Age 63	Director	Term expires 2010; director since 2004	Since 1993 he has headed Explore Horizons, Incorporated, a privately-held exploration and production company based in Dallas, Texas.	Enron Creditors Recovery Corp. and Energy Partners, Limited
Interested Directors(2)
David R. Albin 100 N. Guadalupe Street Suite 205 Santa Fe, NM 87501 Age 49	Director	Term expires 2009; director since 2004	A Director of NGP Energy Capital Management, L.L.C. and a Managing Partner of the Natural Gas Partners funds.	Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P.
Kenneth A. Hersh 125 East John Carpenter Freeway, Suite 600 Irving, Texas 75062 Age 46	Director, Chairman of the Board	Term expires 2010; director since 2004	Chief Executive Officer of NGP Energy Capital Management, L.L.C. and a Managing Partner of the Natural Gas Partners funds.	Energy Transfer Partners, L.P., Energy Transfer Equity, L.P., Eagle Rock Energy Partners, L.P.

(1)	No director otherwise serves as a director of an investment company subject to the 1940 Act.
(2)	Director is an “interested director” (as defined in the 1940 Act). Mr. Albin and Mr. Hersh are deemed to be interested directors by reason of their affiliations with our manager, NGP Investment Advisor, LP.

Meetings of the Board of Directors and Committees

The Board provides overall guidance and supervision with respect to our operations and performs the various duties imposed on the directors of business development companies by the Investment Company Act of 1940 (the “1940 Act”). Among other things, the Board supervises our management arrangements, the custodial arrangements with respect to portfolio securities, the selection of accountants, fidelity bonding, and transactions with affiliates. All actions taken by the Board are taken by majority vote unless a higher percentage is required by law or unless the 1940 Act or our restated articles of incorporation or bylaws require that the actions be approved by a majority of the directors who are not “interested persons” (as defined in the 1940 Act).

During 2008, the Board met eight times and took action one time by written consent in lieu of meeting. Each director attended at least 75% of all meetings held by the Board or the committees of the Board on which he served. We have adopted a policy about directors’ attendance at the annual meeting of stockholders, which states that we expect our directors to attend the annual meetings of our stockholders, although attendance is not mandatory. Two out of five of our directors attended the 2008 annual meeting of stockholders.

The Board has four standing committees: an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and a Valuation Committee. The members of the Board of Directors on the date of this proxy statement and the committees of the Board on which they serve, are identified below.

Director	Audit Committee	Compensation Committee	Valuation Committee	Nominating and Corporate Governance Committee
David R. Albin
Edward W. Blessing	*	*		**
Kenneth A. Hersh			**
Lon C. Kile	*	**		*
James R. Latimer, III	**	*	*	*

**	Indicates committee chairman.

There are no family relationships between any of the nominees or between any of the nominees and any of our executive officers.

Audit Committee.  The functions of the Audit Committee are described below under the heading “Report of the Audit Committee.” The charter of the Audit Committee sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit our accounts and records; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filings of our quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the auditors.

Each member of the Audit Committee is independent within the meaning of SEC regulations and the Nasdaq Global Select Market qualitative listing requirements and is able to read and understand fundamental financial statements, including the statement of net assets, statement of operations, statement of changes in net assets, and cash flow statement. No member of the Audit Committee has participated in the preparation of the financial statements at any time during the past three years. Mr. Latimer, the chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations and the Board has determined that he has past experience in finance or accounting that results in his financial sophistication within the meaning of the Nasdaq Global Select Market qualitative listing requirements. The charter of the Audit Committee is available on our website (www.ngpcrc.com). The Audit Committee met seven times during 2008.

Compensation Committee.  The function of the Compensation Committee is to review and approve the compensation of our investment advisor relative to performance pursuant to an investment advisory agreement dated November 9, 2004, or, if we cease to have a separate investment advisor and directly compensate our executive officers, the compensation of our Executive Officers relative to performance. The charter of the

Compensation Committee is available on our website (www.ngpcrc.com). The Compensation Committee met three times during 2008. All members of the Committee are independent within the meaning of SEC regulations and the Nasdaq Global Select Market qualitative listing requirements.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance. The Committee selects individuals for nomination to the Board of Directors. In addition, the Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Committee also prepares and supervises the Board’s annual review of director independence. The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing us and overseeing our management. The charter of the Nominating and Corporate Governance Committee is available on our website (www.ngpcrc.com). The Committee met two times during 2008.

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify our Secretary or any member of the Nominating and Corporate Governance Committee in writing in care of NGP Capital Resources Company, 1221 McKinney Street, Suite 2975, Houston, Texas 77010. To be considered by the Nominating and Corporate Governance Committee, stockholder nominations must be submitted before the fiscal year-end and must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve if elected. The Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of our bylaws relating to stockholder nominations as described in “Additional Information — Advance Notice Procedures,” below. Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director.

Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors considered by the Committee. If the Committee determines, in consultation with the other Board members as appropriate, that additional consideration is warranted, it may gather additional information about the prospective nominee’s background and experience. The Chairman of the Committee and the Chairman of the Board will then interview a qualified candidate. A qualified candidate is then invited to meet the remaining members of the Committee and the other directors. The Committee then determines, based on the background information and information obtained in interviews, whether to recommend to the Board that a candidate be nominated to the Board.

The Committee believes a prospective nominee for director should, at a minimum, satisfy the following standards and qualifications and evaluates prospective nominees accordingly:

•	the ability of the prospective nominee to represent the interests of our stockholders;
•	the prospective nominee’s standards of integrity, commitment, and independence of thought and judgment;
•	the prospective nominee’s ability to dedicate sufficient time, energy, and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and
•	the extent to which the prospective nominee contributes to the range of talent, skill, and expertise appropriate for the Board.

The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the need for Audit Committee expertise. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

All of the members of the Committee are independent within the meaning of SEC regulations and the Nasdaq Global Select Market qualitative listing requirements. No member of the Committee is an “interested person” as defined in the 1940 Act.

Valuation Committee.  The function of the Valuation Committee is to aid the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market valuations are not readily available. The Committee met five times during 2008.

Communications With the Board

We provide a means for our stockholders to communicate with the Board. Stockholders may address correspondence to the Board as a whole or individual Board members relating to us via e-mail at investor_relations@ngpcrc.com. Our Secretary will then forward the correspondence to the addressee. Correspondence may also be directed via our address, NGP Capital Resources Company, 1221 McKinney Street, Suite 2975, Houston, Texas 77010. At the direction of the Board, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded to the attention of the addressee. Trivial items will be delivered to the directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors,” “Independent Directors” or “Non-Management Directors” will be forwarded or delivered to the Independent Directors. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board. Concerns relating to accounting, internal controls, or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Corporate Governance

We are a Maryland corporation subject to the provisions of the Maryland General Corporation Law. Our day-to-day operations and requirements as to the place and time, conduct, and voting, at a meeting of stockholders are governed by our restated articles of incorporation and bylaws, the provisions of the Maryland General Corporation Law, and the provisions of the 1940 Act. A copy of the restated articles of incorporation and bylaws, corporate governance guidelines and the charters of the Audit, Compensation and Nominating and Corporate Governance Committees may be obtained by writing to the Corporate Secretary, 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, and all employees, officers and directors. We have posted a copy of its code of ethics on our website (www.ngpcrc.com).

Independent Directors

The Board undertook its annual review of director independence in January 2009. During this review, the Board considered transactions and relationships between each director or any member of his immediate family and us. The Board also examined transactions and relationships between directors or their affiliates and members of our senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result of this review, the Board affirmatively determined that all of the directors are independent of us and our management with the exception of David R. Albin and Kenneth A. Hersh. Messrs. Albin and Hersh are considered inside directors because of their employment as senior executives and owners of NGP Energy Capital Management, LLC (“NGP”), which is the sole limited partner of NGPIA.

Information About Our Executive Officers

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John H. Homier 1221 McKinney St., Ste 2975 Houston, Texas 77010 Age: 57	President and Chief Executive Officer	One year; President and CEO since 2004	President and Chief Executive Officer since July 2004. From January 2003 to July 2004, he was a partner in M1 Energy Capital Securities. From December 1999 to December 2002, he was a managing director of Deutsche Bank.
Stephen K. Gardner 1221 McKinney St., Ste 2975 Houston, Texas 77010 Age: 49	Chief Financial Officer, Secretary and Treasurer	One year; CFO and Treasurer since 2005; Secretary since 2006	Chief Financial Officer and Treasurer since December 2005; Corporate Secretary since September 2006. Director of Finance from October 2004 to December 2005. From September 2002 to May 2004, he was Chief Financial Officer of Dunhill Resources, Inc., a privately-held oil and gas production company, which hired him to address its over levered financial condition.
R. Kelly Plato 1221 McKinney St., Ste 2975 Houston, Texas 77010 Age: 39	Senior Vice President	One year; Officer since 2006	Senior Vice President since December 2006 after joining us in February 2005. He serves on the governing boards of five of our portfolio companies, Rubicon Energy Partners, LLC, Resaca Exploitation, Inc. (LSEAIM:RSOX), BioEnergy International, LLC, DeanLake Operator, LLC and TierraMar Energy, LP. From March 2003 to February 2005, he was a partner of Odyssey Energy Capital, LP, a private capital provider to the energy industry and successor to Mirant Americas Energy Capital, LP.

COMPENSATION DISCUSSION AND ANALYSIS

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of NGPIA, our manager, and NGPA, our administrator, pursuant to the terms of our investment advisory agreement and our administration agreement. Each of our executive officers is an employee of NGPA. Our day-to-day investment operations are managed by our investment adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by NGPA. In addition, we reimburse NGPA for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers and their respective staffs.

Under our investment advisory and management agreement, NGPIA earned approximately $7.6 million in fees for the year ended December 31, 2008. In addition, during 2008, we reimbursed NGPA approximately $2.5 million in connection with our allocable portion of certain expenses under the administration agreement.

Compensation of Directors

The following table sets forth the estimated compensation paid to the directors in 2008:

Name of Person, Position	Aggregate Compensation from Company	Total Compensation from Company Paid to Directors
Independent directors
Edward W. Blessing	$80,000	$80,000
C. Kent Conine(1)	$20,000	$20,000
Lon C. Kile(2)	$66,667	$66,667
James. R. Latimer, III	$85,000	$85,000
Interested directors(3)
David R. Albin	$0	$0
Kenneth A. Hersh	$0	$0

(1)	Mr. Conine resigned from his position as a director on our Board as of February 29, 2008.
(2)	Mr. Kile became a director on our Board as of February 29, 2008.
(3)	Interested directors do not receive any direct compensation from us.

During 2009, each director who is not an officer will receive an annual fee of $75,000 and reimbursement for all out-of-pocket expenses relating to attendance at such meetings. In addition, the Chairman of the Audit Committee receives an annual fee of $10,000 in quarterly payments, and each chairman of any other committee will receive an annual fee of $5,000 in quarterly payments. The independent directors do not receive any additional compensation from us or our portfolio companies for any additional services rendered. Each director who is not an officer is also provided an allowance of up to $5,000 to be used for professional training purposes. The directors who were not officers were paid an aggregate of $251,667 as compensation for the year ended December 31, 2008, representing the annual fees for the year served in 2008.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of our Board is currently comprised of Messrs. Kile (chair), Blessing and Latimer. No member of the Compensation Committee is a former officer of the Company or was an officer or employee of the Company during the last fiscal year. None of our executive officers served on the Board of Directors or the compensation committee of any other entity for which any officers of such other entity served either on our Board of Directors or Compensation Committee.

Compensation Committee Report

The Compensation Committee of the Company held three meetings during fiscal year 2008. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board of

Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

The Compensation Committee
Lon C. Kile, Chairman Edward W. Blessing James R. Latimer

Certain Relationships and Related Transactions

Investment Advisory and Administration Agreements

We are party to an investment advisory agreement with our manager, NGPIA, whose general partner is NGPA. Each of our executive officers, Messrs. Homier, Gardner and Plato is an officer of our manager. In addition, two of our directors, Messrs. Hersh and Albin, have direct and indirect ownership interests in our manager. The address of our manager is 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

Pursuant to the terms of the administration agreement, our administrator, NGPA, currently provides us with administrative services necessary to conduct our day-to-day operations. Each of our executive officers, Messrs. Homier, Gardner and Plato is an officer of our administrator. In addition, two of our directors, Messrs. Hersh and Albin, have direct and indirect ownership interests in our administrator. The address of our administrator is 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

License Agreement

We are party to a license agreement with NGP, pursuant to which NGP has granted us a non-exclusive, royalty-free license to use the “Natural Gas Partners” and “NGP” names. Affiliates of NGP own and control our administrator.

Indemnity Agreements

We have entered into indemnity agreements with certain officers and directors which provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines, liabilities, losses, penalties, excise taxes and amounts paid in settlement he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director or officer, and otherwise to the fullest extent permitted under Maryland law and our restated articles of incorporation and bylaws. In addition, the investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our manager, its partners and our managers’ and its partners’ respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon any of our manager’s duties or obligations under the investment advisory agreement or otherwise as our investment adviser.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the federal securities laws, our directors, executive (and certain other) officers and any persons holding more than ten percent of our common stock are required to report their ownership of our common stock and any changes in that ownership to us and the SEC. Specific due dates for these reports have been established by regulation and we are required to report in this proxy statement any failure to file by these dates in 2008. A Form 4 for James R. Latimer, III reporting his acquisition of 1,000 shares of our common stock on November 13, 2008 was filed late as a result of an administrative oversight. To our knowledge, based solely on a review of the copies of beneficial ownership reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2008, other than the delinquent filing for Mr. Latimer, all of our directors, officers and more than 10 percent beneficial owners complied with all applicable Section 16(a) filing requirements.

Information About the Audit Committee and the Principal Accountant

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933, Securities Exchange Act of 1934, or the 1940 Act, except to the extent that we specifically incorporate this Report by reference therein.

The Audit Committee is responsible for the selection and engagement of our independent auditors; the review and pre-approval of both the audit and non-audit work of our independent public accountants; and the review of our compliance with regulations of the SEC and the Internal Revenue Service, and other related matters. We adopted an Audit Committee Charter on August 12, 2004. The full text of the Audit Committee’s charter is available on our website (www.ngpcrc.com).

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statement are prepared in accordance with generally accepted accounting principles or that our auditors are in fact “independent.”

The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its duties. The Audit Committee’s meetings include, whenever appropriate, executive sessions with our independent auditor without the presence of management.

As part of its oversight of our financial statements, the Audit Committee reviews and discusses with both management and our independent auditor all annual and quarterly financial statements prior to their issuance. During 2008, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussions with PricewaterhouseCoopers LLP of matters required to be disclosed pursuant to Statement of Auditing Standards No. 61, “Communication with Audit and Finance Committees,” as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee has also discussed with PricewaterhouseCoopers LLP matters relating to its independence, including a review of audit and non-audit fees, has reviewed the written disclosure and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed with our management and PricewaterhouseCoopers LLP such other matters and received such assurance from them, as the Audit Committee deemed appropriate.

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Board approve the inclusion of our audited financial statements for the year ended December 31, 2008, in our Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission.

The Audit Committee
James R. Latimer, III, Chairman Edward W. Blessing Lon C. Kile

Relationship With Independent Accountants

The Audit Committee selected the accounting firm of PricewaterhouseCoopers LLP (“PWC”) to audit our financial statements for, and otherwise act as our independent accountants with respect to the fiscal year ending December 31, 2008. PWC is the largest accounting firm in the world and the largest auditor of investment companies. Given PWC’s experience and presence in the accounting profession and in our industry, the Audit Committee (composed entirely of independent directors) determined that it was not necessary to submit the selection of PWC as our auditor to our stockholders for ratification. If, in the future, the Board of Directors or the Audit Committee has any significant question as to PWC’s ability to serve as our auditor, the Audit Committee would either seek to engage another accounting firm or, if the Audit Committee nevertheless elects to retain PWC as our auditor, the Board would seek ratification of the selection of PWC by our stockholders.

Representatives of PWC are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2008 and 2007 by PWC, our principal accountant.

	Fiscal Year Ended December 31, 2008	Fiscal Year Ended December 31, 2007
Audit Fees	340,000	318,700
Audit-related Fees	10,000	10,000
Tax Fees	70,000	73,800
All Other Fees	25,700	-0-
Total Fees	$445,700	$402,500

All of the audit-related and tax compliance consultation services were pre-approved by the Audit Committee. The Audit Committee has considered whether the provisions of non-audit services by PWC to us, our manager and NGPA is compatible with maintaining PWC’s independence in the conduct of its auditing functions. In connection with PWC’s audit of our financial statements for 2008, the Board pre-approved a fee of $355,000.

There were no non-audit services billed by PWC to our manager or NGPA. In addition, PWC did not provide any non-audit services to any entity controlling, controlled by or under common control with our manager.

The Audit Committee’s procedure is to approve prior to commencement of the engagement or project all audit and permitted non-audit services (including the fees and terms thereof) to be performed by the independent auditor for us, for our manager on our behalf, and for any entity controlling, controlled by, or under common control with our manager on our behalf, subject to the de minimis exception for non-audit services set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X that are approved by the Audit Committee before completion of the audit. In pre-approving all audit services and permitted non-audit services provided by the independent auditor, the Audit Committee or a delegated member must consider whether the provision of the permitted non-audit services is compatible with maintaining the independence of, and its status as, our independent auditor.

Audit fees relate to fees and expenses billed by PWC for the annual audit, including the audit of our annual financial statements, audit of management’s report on internal controls over financial reporting, review of our quarterly financial statements and consents related to stock issuances. Audit-related fees include fees billed for consultations regarding financial accounting standards and reporting standards and tax services. Tax fees relate to fees billed for professional services for tax compliance, tax advice and tax planning. All other fees relate to fees billed for products and services other than services described above.

Certain services may not be provided by the independent auditor to us without jeopardizing the auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser, or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of our financial statements. These types of services include bookkeeping, financial information systems design and implementation, valuation services, and internal audit outsourcing services.

Audit services performed by PWC during the most recent fiscal year included examination of the our financial statements and review of filings with the SEC. PWC will prepare our tax returns for the year ended December 31, 2008.

PROPOSAL II — AUTHORIZATION OF THE COMPANY TO OFFER AND ISSUE
WARRANTS EXERCISABLE FOR, RIGHTS TO SUBSCRIBE FOR, AND PREFERRED STOCK
AND DEBT CONVERTIBLE INTO, SHARES OF OUR COMMON STOCK SUBJECT TO THE
LIMITATIONS SET FORTH IN THIS PROXY STATEMENT

The Board of Directors believes it would be in Company’s best interest to have the ability to offer and issue warrants exercisable for, rights to subscribe for, and preferred stock and debt convertible into, shares of our common stock, separately or any combination of the foregoing, under appropriate circumstances in connection with the capital raising and financing activities of the Company, not exceeding 25% of our then outstanding common stock, at an exercise or conversion price that, at the date of issuance, will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock.

The Company has elected to be regulated as a business development company (“BDC”) under the 1940 Act. Section 61(a) of the 1940 Act sets forth certain requirements with regard to warrants, options, or rights to subscribe or convert to voting securities of a company that are not issued to directors, officers or employees of a BDC. Specifically, (i) such warrants, options or rights must expire by their terms within 10 years of issuance, (ii) the exercise or conversion price for the securities must not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock at the date of issuance and (iii) the proposal to issue such securities must be authorized by the stockholders of the BDC and the individual issuances must be approved by a majority of the BDC directors who are not interested persons on the basis that such issuance is in the best interest of the BDC and its stockholders. In addition, if the warrants, options or rights are accompanied by other securities when issued, such warrants, options or rights cannot be separately transferable unless no class of such warrants, options or rights and the securities that accompany them has been publicly distributed.

As a result of the 1940 Act, we are generally precluded from issuing warrants exercisable for, rights to subscribe for, and preferred stock and debt convertible into, shares of our common stock unless we obtain stockholder approval as to the issuance of such securities and meet certain other conditions.

Background and Reasons

In order to provide us with maximum flexibility to raise capital, we are asking you to approve the issuance of warrants exercisable for, rights to subscribe for, and preferred stock and debt convertible into, shares of our common stock on such terms and conditions as our Board of Directors determines to be in the best interests of the Company and our stockholders.

Our Board of Directors, including a majority of the Board of Directors who have no financial interest in the proposal and a majority of the non-interested directors, has approved as in the best interests of the Company and our stockholders and recommends to the stockholders for their approval a proposal authorizing us to offer and issue warrants exercisable for, rights to subscribe for, and preferred stock and debt convertible into, shares of our common stock, not exceeding 25% of our then-outstanding common stock (subject to the limitations described in this proxy statement) at exercise or conversion prices that, at the date of issuance, will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock. Our restated articles of incorporation do not currently authorize shares of preferred stock, but give the Board of Directors authority to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, in one or more classes or series of preferred stock.

Upon obtaining the requisite stockholder approval, we will comply with the conditions described below in connection with any financing undertaken pursuant to this proposal. See below for a discussion of the risks of dilution and leverage. Management and our Board of Directors have determined that it would be advantageous to us to have the ability to offer and issue warrants exercisable for, rights to subscribe for, and preferred stock and debt convertible into, shares of our common stock in connection with our financing and capital raising activities. The issuance of such securities may give us a cost-effective way to raise capital and is a common practice by corporations that are not BDCs. Such securities typically allow the purchasers thereof to participate in any increase in value of the issuer’s common stock.

We believe that U.S. capital markets present opportunity to invest at attractive risk-adjusted returns. However, worsening general economic conditions have also materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions could continue for a prolonged period of time or worsen in the future. As a result, we are seeking flexibility to raise additional capital by selling securities to subscribe for or convertible into shares of our common stock so that we may take advantage of this opportunity.

While we have no immediate plans to issue any warrants exercisable for, rights to subscribe for, or preferred stock or debt convertible into, shares of our common stock, we are seeking stockholder approval now in order to provide flexibility for future issuances, which typically must be undertaken quickly. The final terms of any sale of such securities (subject to the limitations described in this proxy statement), including price, dividend or interest rates, conversion prices, voting rights, redemption rights, maturity dates and similar matters will be determined by our Board of Directors at the time of issuance. Also, because we have no immediate plans to issue any such Approved Securities, it is impracticable to describe the transaction in which the securities would be issued. Instead, any transaction where we issue Approved Securities, including the nature and amount of consideration that would be received by us at the time of issuance and the use of any such consideration, will be reviewed and approved by our Board of Directors at the time of issuance. If this proposal is approved, no further authorization from the stockholders will be solicited prior to any such issuance.

Conditions to Issuance

If our stockholders approve this proposal, we will only be able to offer and issue warrants exercisable for, rights to subscribe for, and preferred stock and debt convertible into, shares of our common stock so long as the issuance of such securities meets the following conditions:

•	the exercise or conversion rights in such warrants, options or rights expire by their terms within 10 years;
•	the exercise or conversion price for the securities is not less than the greater of the market value per share of our common stock and the net asset value per share of our common stock at the date of issuance;
•	the individual issuances of such Approved Securities are approved by a majority of our Board of Directors who have no financial interest in the transaction and a majority of the non-interested directors on the basis that such issuance is in the best interests of the Company and our stockholders;
•	with respect to any warrants, options or rights that are accompanied by other securities when issued, such warrants, options or rights cannot be separately transferable unless no class of such warrants, options or rights and the securities that accompany them has been publicly distributed; and
•	the number of shares of our common stock that would result from the exercise of all outstanding warrants, options and rights at the time of issuance will not exceed 25% of our outstanding common stock of the Company.

Prior to the time of issuance, our Board of Directors may determine to issue Approved Securities in a registered public offering or in a private placement either with or without an obligation to seek to register their resale at the request of the holders. The Board of Directors may also determine to use an underwriter or placement agent to assist in selling such securities if it concludes that doing so would assist in marketing such securities on favorable terms. Any such sale would be anticipated to result in a potential increase in the number of outstanding shares of our common stock. However, the number of warrants, options or rights that we may have outstanding at any time (including options held by our employees and non-employee directors) is limited by Section 61(a) of the 1940 Act to no more than 25% of the outstanding shares of our common stock.

Dilution

Your interest in us may be diluted if we issue warrants exercisable for, rights to subscribe for, and preferred stock and debt convertible into, shares of our common stock. We cannot state precisely the amount of any such dilution because we do not know at this time what number of shares of common stock would be issuable upon exercise or conversion of any such Approved Securities that are ultimately issued. In addition, because the exercise or conversion price per share at the time of exercise or conversion could be less than the net asset value per share of our common stock at the time of exercise or conversion (including through the operation of anti-dilution protections) and because we would incur expenses in connection with any such issuance of Approved Securities, such issuance could result in a dilution of net asset value per share of our common stock at the time of such exercise or conversion. The amount of any decrease in net asset value is not predictable because it is not known at this time what the exercise or conversion price and net asset value per share of our common stock will be upon any exercise or conversion or what number or amount (if any) of such Approved Securities will be issued. Such dilution could be substantial.

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of shares of the our common stock at an exercise or conversion price that is less than net asset value per share of our common stock at the time of exercise or conversion and the expenses associated with such issuance. Any exercise of securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below net asset value per share of our common stock at the time of such exercise or conversion, would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value per share of our common stock as a result of the proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance.

The 1940 Act establishes a connection between common stock sale price and net asset value per share because, when stock is issued at a price below net asset value per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Our Board of Directors will consider the potential dilutive effect of the issuance of securities to subscribe for or convertible into shares of our common stock when considering whether to authorize any such issuance.

This proposal does not limit our ability to issue Approved Securities at an exercise or conversion price below net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). The only requirement with respect to the exercise or conversion price is that it be not less than the greater of the market value per share of our common stock and the net asset value per share of our common stock on the date of issuance.

Leverage

We borrow funds to make investments. As of December 31, 2008, we had $120 million of outstanding indebtedness. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. For a discussion of the risks associated with the use of leverage, see “Risk Factors — Risks Related to Our Business and Investment” of our Annual Report on Form 10-K. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. Any issuance of debt or preferred stock will be subject to this 200% asset coverage requirement. The amount of leverage that we employ at any particular time will depend on our manager’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing.

Conclusions and Recommendation

The Board of Directors believes it is in the Company’s best interests and the best interests of the stockholders to adopt this proposal. The Board unanimously recommends that each stockholder vote “FOR” the proposal to authorize the Company to offer and issue warrants exercisable for, rights to subscribe for, and preferred stock and debt convertible into, shares of our common stock subject to the limitations set forth in this proxy statement.

OTHER MATTERS

The Board knows of no matters other than those listed in the Notice of Annual Meeting that are likely to come before the annual meeting. However, if any other matter properly comes before the meeting, the individuals named as proxies will vote in accordance with their best judgment on such matters.

In the event that sufficient votes in favor of the proposals set forth in the Notice of the Annual Meeting are not received by the time scheduled for the annual meeting, the individuals named as proxies may move for one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares present at the meeting.

ANNUAL REPORT

Our financial statements are contained in the 2008 Annual Report to Stockholders, which has been provided to our stockholders concurrently herewith. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material. A copy of our Annual Report to Stockholders is available without charge upon request. Please direct your request to NGP Capital Resources Company, Attention: Investor Relations, 1221 McKinney Street, Suite 2975, Houston, Texas 77010, (713) 752-0062.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2010 Annual Meeting.  Stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2010 may do so by following the procedures prescribed in SEC Rule 14a-8. Proposals should be sent to us at 1221 McKinney Street, Suite 2975, Houston, Texas 77010, Attention: Stephen K. Gardner. Submission of a stockholder proposal does not guarantee inclusion in our proxy statement or form of proxy because certain SEC rules must be met.

The deadline for submitting notice of a stockholder’s nomination of a candidate for director or other proposal for consideration at the 2010 Annual Meeting to our Secretary, under the Company’s current Bylaws, is not earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting nor later than 5:00 p.m., Central Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder’s nomination of a candidate for director or other proposal must be received no earlier than November 9, 2009 and no later than 5:00 p.m., Central Time, on December 9, 2009 in order to be considered at the 2010 Annual Meeting.

Advance Notice Procedure.  Under the bylaws no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise properly brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered an appropriate notice to our Secretary. To be properly brought before the meeting a stockholder must deliver a written notice to us at the address set forth in the following paragraph of the stockholder’s intention to present a proposal (containing certain information specified in the bylaws about the stockholder and the proposed action) not less than 120 nor more than 150 days prior to the anniversary of the date of mailing of the notice of the preceding year’s meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding year’s annual meeting, notice to be delivered timely must be delivered not less than 120 nor more than 150 days prior to the date of the annual meeting or by the tenth day following the date on which public announcement of the date of the meeting is made.

In addition, under the bylaws if you are a stockholder and wish to make a director nomination at a stockholders’ meeting, you must deliver written notice of your intent to make such a nomination either by personal delivery or by U.S. mail, postage prepaid, to Stephen K. Gardner, Secretary, NGP Capital Resources Company, 1221 McKinney Street, Suite 2975, Houston, Texas 77010, within the time limits described above for delivering of notice of stockholder proposal and comply with the information requirements in the bylaws relating to stockholder nominations. See “Meetings of the Board of Directors and Committees — Nominating and Corporate Governance Committee” for additional information about stockholder nominations.

These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

The proxy solicited by the Board of Directors for the 2010 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we are provided with notice of such proposal no later than December 9, 2009.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to the Corporate Secretary, 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

0

NGP CAPITAL RESOURCES COMPANY

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John H. Homier and Stephen K. Gardner as proxies, with power to act without the other and with power of substitution, and authorizes them to represent and vote, as designated on the other side, all the shares of common stock of NGP Capital Resources Company held of record by the undersigned with all powers that the undersigned would possess if present at the Annual Meeting of Stockholders to be held at The Downtown Club, 1100 Caroline Street, Houston, Texas, 77002 at 10:30 a.m. on May 13, 2009, or any postponement or adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

NGP CAPITAL RESOURCES COMPANY

May 13, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Stockholders, proxy statement and proxy card are available at www.vfnotice.com/ngpcapital

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230000000000000000 0 051309

The Board of Directors recommends a vote FOR ALL nominees in Proposal 1 and a vote FOR Proposal 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following two persons as Class II directors who will serve as directors of NGP Capital Resources Company for a term of three years or until his successor is duly elected and qualified.

NOMINEES:
- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

○ David R. Albin
○ Lon C. Kile

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, to vote or otherwise represent the undersigned on such other matters as may properly come before the meeting or any adjournment or postponement thereof

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1, "FOR" THE PROPOSAL TO AUTHORIZE THE COMPANY TO SELL OR OTHERWISE ISSUE SECURITIES TO SUBSCRIBE FOR OR CONVERTIBLE INTO SHARES OF OUR COMMON STOCK SUBJECT TO CERTAIN LIMITATIONS, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS THAT COMES BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Your opinion is important to us. Please cast your vote today.

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.